UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

BlueLinx Holdings Inc.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, GA	30067
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 953-7000
 _________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2022, the Board of Directors (the “Board”) of BlueLinx Holdings Inc. (the “Company”) increased the size of the Board from six to eight directors, and appointed Ms. Marietta Edmunds Zakas and Mr. Kevin Haas as directors, effective August 31, 2022, with terms expiring at the 2023 annual meeting of the Company’s stockholders. The Board has determined that Ms. Zakas and Mr. Haas are “independent” under the corporate governance standards of the New York Stock Exchange.

The Board also appointed Ms. Zakas to the Audit Committee and the Nominating and Governance Committee of the Board and Mr. Haas to the Compensation Committee of the Board.

Ms. Zakas and Mr. Haas will receive compensation for their service as non-employee directors in accordance with the Company’s annual director compensation program as disclosed in the Company’s most recent proxy statement, which may be modified by the Board, from time to time.

There are no arrangements or understandings between Ms. Zakas and any other persons pursuant to which Ms. Zakas was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Ms. Zakas that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There are no arrangements or understandings between Mr. Haas and any other persons pursuant to which Mr. Haas was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Mr. Haas that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The press release announcing the appointment of Ms. Zakas and Mr. Haas to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
99.1	Press Release dated August 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.
(Registrant)

Dated: August 31, 2022	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
Chief Legal and Sustainability Officer